                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[_]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                             Simulations Plus, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:



________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:



________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:



________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:



________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held February 29, 2008

The Annual Meeting of Shareholders of Simulations Plus, Inc. (the "Company"), will be held on February 29, 2008, at 2:00 p.m., Pacific Time, at 42505 10th Street West, Lancaster, California, for the following purposes:

1. To elect to the Board of Directors five (5) directors, to serve until the next Annual Meeting of Shareholders of the Company or until their successors are elected and qualified, subject to prior death, resignation or removal.

2. To ratify the appointment of Rose, Snyder and Jacobs as Independent public accountants for the Company for the fiscal year ending August 31, 2008.

3. To amend and restate the Company's certificate of incorporation to increase the number of authorized shares of common stock from 20,000,000 shares to 50,000,000 shares.

4. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

All shareholders are cordially invited to attend the meeting, although only shareholders of record at the close of business on December 20, 2007, will be entitled to notice of and to vote at the meeting. A list of shareholders entitled to vote at the Annual Meeting will be open to inspection by the shareholders at the Company's principal office, 42505 10th Street West, Lancaster, California, for a period of 10 days prior to the Annual Meeting and at the Annual Meeting itself.

Shares can be voted at the meeting only if the holder is present in person or represented by proxy. We urge you to date and sign the enclosed proxy and return it in the accompanying envelope promptly so that your shares may be voted in accordance with your wishes and the presence of a quorum may be assured. We encourage you to do so even if you plan to attend the meeting in person. The prompt return of your signed proxy, regardless of the number of shares you hold, will aid the Company in reducing the expense of additional proxy solicitation. The giving of such proxy does not affect your right to vote in person in the event you attend the meeting.

By Order of the Board of Directors

Virginia Woltosz
Secretary

Lancaster, California
January  22, 2008

YOUR PROXY
PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED POSTPAID ENVELOPE. SHOULD YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN THOUGH YOU HAVE GIVEN A PROXY. THE PROMPT RETURN OF YOUR PROXY WILL BE OF GREAT HELP IN PREPARATION FOR THE MEETING.

SIMULATIONS PLUS, INC.
42505 10th STREET WEST, LANCASTER, CALIFORNIA 93534-7059  (661) 723-7723

PROXY STATEMENT

The enclosed proxy is furnished to the shareholders of Simulations Plus, Inc., a California corporation (the "Company"), in connection with the Annual Meeting of Shareholders (the "Meeting") to be held at the Company's Offices located at 42505 10th Street West, Lancaster, California 93534-7059, on February 29, 2008, at 2:00 p.m. local time.

A list of shareholders entitled to vote at the Annual Meeting will be open to inspection by the shareholders at the Company's principal office, 42505 10th Street West, Lancaster, California, for a period of 10 days prior to the Annual Meeting and at the Annual Meeting itself.

Requests should be addressed to the Company, Simulations Plus, Inc., to the attention of Ms. Renee Bouche, Investor Relations, 42505 10th Street West, Lancaster, California 93534, (661) 723-7723.

INCORPORATION BY REFERENCE

Simulations Plus, Inc., a California corporation (the "Company") is currently subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and, in accordance therewith, files reports, proxy and Proxy Statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy and Proxy Statements and other information may be inspected and copied at the public reference facilities of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington D.C. 20549; at its Northeast Regional Office, 233 Broadway, New York, NY 10279; and at its Midwest Regional Office, 175 West Jackson Blvd., Suite 900, Chicago, Illinois 60604, and copies of such materials can be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington D.C. 20549 at prescribed rates. In addition, such materials may be accessed electronically at the Commission's site on the World Wide Web, located at http://www.sec.gov. The Company intends to furnish its shareholders with annual reports containing audited financial statements and such other periodic reports as the Company may determine to be appropriate or as may be required by law.

A copy of the Company's 2007 Annual Report on Form 10-KSB including financial statements for the years ended August 31, 2007 and 2006, is being mailed to all shareholders herewith. Except for any portion of the Form 10-KSB which is specifically incorporated by reference into this Proxy Statement, the Form 10-KSB is not to be regarded as proxy solicitation material or as a communication by means of which any solicitation is being made. THE COMPANY WILL PROVIDE ANY SHAREHOLDER WITH A COPY OF ANY EXHIBIT TO THE FORM 10-KSB/A PURSUANT TO THE REQUEST PROCEDURE DESCRIBED IN THE FORM 10 KSB.

INFORMATION CONCERNING SOLICITATION AND VOTING

The following information is provided to shareholders to explain the use of this Proxy Statement for this Meeting:

RECORD DATE


Only shareholders of record at the close of business on December 20, 2007 are entitled to vote at the Meeting. The Company's Common Stock is its only class of voting securities. As of December 20, 2007, the Company had issued and outstanding 16,039,400 shares of Common Stock of record.


REVOCABILITY OF PROXIES

A PROXY FOR USE AT THE MEETING IS ENCLOSED. ANY STOCKHOLDER WHO EXECUTES AND DELIVERS A PROXY HAS THE RIGHT TO REVOKE IT AT ANY TIME BEFORE ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING IT OR A DULY EXECUTED PROXY BEARING A LATER DATE. IN ADDITION, A STOCKHOLDER MAY REVOKE A PROXY PREVIOUSLY EXECUTED BY ATTENDING THE MEETING AND ELECTING TO VOTE IN PERSON.

VOTING AND SOLICITATION

Proxies are being solicited by the Board of Directors of the Company. The cost of this solicitation will be borne by the Company. Solicitation will be primarily by mail, but may also be made by telephone, fax transmission or personal contact by certain officers and directors of the Company, who will not receive any compensation therefore. Shares of Common Stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS TO THE CONTRARY, PROPERLY EXECUTED PROXIES WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED ABOVE. No business other than that set forth in the accompanying Notice of Annual Meeting of Shareholders is expected to come before the Meeting. Should any other matter requiring a vote of shareholders properly arise, the persons named in the enclosed form of proxy will vote such proxy in accordance with the recommendation of the Board of Directors.

Each share of Common Stock is entitled to one vote for each share held as of record, and there are no preemptive rights. The law of the state of California and the Company's current Certificate of Incorporation (the "Certificate of Incorporation") and Bylaws do provide for cumulative voting for the election of directors or any other purpose.


The effect of cumulative voting is that the holders of a majority of the outstanding shares of Common Stock may not be able to elect all of the Company's directors. No shareholder will be entitled to cumulate votes for a candidate, however, unless that candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting, prior to the voting, of an intention to cumulate votes. A favorable vote consists of a simple majority of the shares entitled to vote at the meeting. The Company believes that as of December 15, 2007, the approximate number of shareholders of record of its common stock was 16,039,400 and that there were approximately 3,038 beneficial owners. This includes shares held in nominee or "street" accounts.

Only shareholders of record at the close of business on December 20, 2007, will be entitled to vote at the meeting. On December 20, 2007, there were 16,039,400 shares of the Common Stock issued and outstanding. Shareholders are entitled to one vote per share on all matters being submitted to shareholders at the meeting, other than with respect to the election of directors, for which cumulative voting is currently required under certain circumstances by applicable provisions of California Law. Under cumulative voting, each shareholder may give any one candidate whose name is placed in nomination prior to the commencement of voting a number of votes equal to the number of directors to be elected, multiplied by the number of votes to which the shareholder's shares are normally entitled, or distribute such number of votes among as many candidates as the shareholder sees fit.


The Board of Directors knows of only two shareholders who owned more than five percent of the outstanding voting securities of the Company as of the record date: Walter S. Woltosz and Virginia E. Woltosz. See "Beneficial Ownership of Common Stock."


QUORUM; ABSTENTIONS; BROKER NON-VOTES


Shares representing 50% of the voting power of the 16,039,400 shares of Common Stock outstanding on the Record Date, which have voting rights, must be represented at the Meeting to constitute a quorum for conducting business. In the absence of a quorum, the shareholders present in person or by proxy, by majority vote and without further notice, may adjourn the meeting from time to time until a quorum is attained. At any reconvened meeting following such adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the Meeting as originally notified.


The required quorum for the transaction of business at the Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Meeting (the "Votes Cast") with respect to such matter.

The Company will count abstentions for purposes of determining both: (i) the presence or absence of a quorum for the transaction of business, and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). Accordingly, abstentions will have the same effect as a vote against the proposal.

Further, the Company intends to count broker non-votes for the purpose of determining the presence or absence of a quorum for the transaction of business, although broker non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's next Annual Meeting of Shareholders for the fiscal year ending August 31, 2008, must be received by the Company no later than August 20, 2008, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

COMPANY STOCK PRICE PERFORMANCE

The stock price performance graph below is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

The graph below compares the cumulative total shareholder return on the Common Stock of the Company from the last day of the first month of trading of the Company's Common Stock upon the Company's initial public offering (June 30,
1997) to August 31, 2007 with the cumulative total return on the Russell 2000 Index, and the S&P 600 Small Cap Index (assuming the investment of $100 in the Company's Common Stock and in each of the indices on June 30, 1997, and reinvestment of all dividends).


                         [STOCK PRICE PERFORMANCE HERE]




The graph above was plotted using the following data:

Stock Performance:  8/31/07

             Russell 2000               S&P 600       Simulations Plus, Inc.
          -----------------      ------------------   ----------------------
Aug-00    537.89        100       223.49        100     0.62         100
Aug-01    468.56    87.1107       223.04    99.7986      0.3     48.3871
Aug-02    390.96     72.684      200.255    89.6036     0.38     61.2903
Aug-03    497.42    92.4762      243.425     108.92     0.64     103.226
Aug-04    547.93    101.867      277.222    124.042     0.82     132.258
Aug-05    661.51    122.982       347.42    155.452     0.85     137.097
Aug-06    720.53    133.955       368.82    165.028      1.1     177.419
Aug-07    792.86    147.402       417.61    186.858     6.68     1077.42

INFORMATION RELATING TO VARIOUS PROPOSALS

PROPOSAL 1: ELECTION OF DIRECTORS

The Board of Directors acts as a whole in determining the persons to be nominated as members of the Board of Directors. The Board of Directors identifies, screens and reviews potential directors for nominees for election to the Board at the Annual Meeting and candidates to fill any vacancies on the Board. When considering a potential candidate for membership on the Company's Board, the Board of Directors considers relevant business and industry experience and demonstrated character and judgment. The Board of Directors has not received any recommended nominations from any of the Company's shareholders in connection with this Annual Meeting.

INFORMATION REGARDING NOMINEES

The Board of Directors has nominated the persons named below for election as directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified.

In order to be elected as a director, a nominee will have to receive a majority of the votes cast for that nominee, assuming a quorum (which consists of a majority of the shares entitled to vote at the meeting) is present at the meeting. See "Voting," above.

At the time of the Annual Meeting, the Board of Directors will consist of five incumbent members who are seeking to be elected at the meeting to hold office until the next meeting of shareholders and until their successors are elected and qualified. The Company's Bylaws presently provide for a Board of no less than three and no more than five directors, with the number of directors currently fixed at five.

Walter S. Woltosz, Virginia E. Woltosz, Dr. David Z. D'Argenio, Dr. Richard R. Weiss, and H. Wayne Rosenberger, all of whom are incumbent directors, have been nominated by the Board of Directors for election as directors of the Company. All of the nominees have informed the Company that they are willing to serve, if elected, and management has no reason to believe that any of the nominees will be unavailable. In the event a nominee for director should become unavailable for election, the persons named in the proxy will vote for the election of any other person who may be recommended and nominated by the Board for the office of director. Information regarding director nominees and directors is set forth below:

NAME
DIRECTOR SINCE                     AGE    POSITION WITH THE COMPANY
--------------                     ---    -------------------------

DIRECTORS AND DIRECTOR NOMINEES:
Walter S. Woltosz                  62     Chairman of the Board, Chief Executive
1996                                      Officer and President of the Company
                                          and Words+.
Virginia E. Woltosz                56     Secretary and Director of the Company
1996
Dr. David Z. D'Argenio             58     Director
1997
Dr. Richard R. Weiss               74     Director
1997
Wayne Rosenberger                  67     Director
2007

WALTER S. WOLTOSZ is a co-founder of the Company and has served as its Chief Executive Officer and President and as Chairman of the Board of Directors since its incorporation in July 1996. Mr. Woltosz is also a co-founder of Words+ and served as its Chief Executive Officer and President from its incorporation in 1981 until the appointment of Jeffrey A. Dahlen as President of Words+ in 2004.

VIRGINIA E. WOLTOSZ is a co-founder of the Company and has served as its Senior Vice President and Secretary since its incorporation in July 1996 until January 31, 2003. Mrs. Woltosz is also a co-founder of Words+ and served as its Vice President, Secretary and Treasurer from its incorporation in 1981 until January 31, 2003. Mrs. Woltosz retired from the position of Senior Vice President as of January 31, 2003, but remains as Secretary and Treasurer of Simulations Plus. Virginia E. Woltosz is the wife of Walter S. Woltosz.

DR. DAVID Z. D'ARGENIO started to serve as a Director of the Company in June 1997. He is currently Professor of Biomedical Engineering at the University of Southern California ("USC"), and has been on the faculty at USC since 1979. He also serves as the Co-Director of the Biomedical Simulations Resource Project at USC, a project funded by the National Institutes of Health since 1985.

DR. RICHARD R. WEISS started to serve as a Director of the Company in June 1997. From October 1994 to the present, Dr. Weiss has acted as a consultant to a number of aerospace companies through his own consulting entity, Richard R. Weiss Consulting Services. From June 1993 through July 1994, Dr. Weiss was employed by the U.S. Department of Defense as its Deputy Director, Space Launch & Technology.

H. WAYNE ROSENBERGER STARTED TO SERVE AS a Director of the Company in November 2007. Mr. Rosenberger has been a career banker, holding various senior and executive positions in banking since 1963. From August 1997 to present Mr. Rosenberger has been Senior Regional Vice President of American Security Bank, which is one of the banks used by the Company for banking services.

VOTE REQUIRED.

Approval of Proposal 1 requires the affirmative vote of a majority of the shares of Common Stock present and voting at a meeting if a quorum is present. Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR approval of Proposal 1.


BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS WHO
ARE NOT ALSO DIRECTORS:

NAME
OFFICER SINCE              AGE      POSITION WITH THE COMPANY
-------------              ---      -------------------------
Ronald F. Creeley          56       Vice President, Marketing and
 1997                               Sales of the Company

Momoko A. Beran            55       Chief Financial Officer of the
 1996                               Company and Words+, Inc.

Jeffrey A. Dahlen          46       President of Words+, Inc.
 2003


RONALD F. CREELEY joined the Company in February 1997 as its Vice President, Marketing and Sales. Prior to joining the Company, Mr. Creeley had been Marketing Director at Union Pen Company, Time Resources, and New England Business Services, Inc., with experience in marketing and research.

MOMOKO A. BERAN joined Words+ in June 1993 as Director of Accounting and was named the Company's Chief Financial Officer in July 1996. Prior to joining Words+, Ms. Beran had been Financial Controller for AB Component Systems Inc., which had its headquarters in the U.K. Since February 1, 2003, Ms. Beran has also been the Company's Director of Human Resources.

JEFFREY A. DAHLEN rejoined the Company in April 2003 as Vice President of Research and Development for Words+ after five years with iAT, a software consulting firm he founded based in Pasadena, California. Mr. Dahlen was promoted to President of Words+, Inc. in April 2004. Mr. Dahlen has over 20 years' experience in both software and hardware design, which includes development of extremely high speed processing hardware with the Jet Propulsion Laboratory at the California Institute of Technology, and over 10 years of software and hardware design and development at Words+.

EXECUTIVE COMPENSATION

Overview
The goal of our named executive officer compensation program is the same as our goal for operating the company--to create long-term value for our shareowners. Toward this goal, we have designed and implemented our compensation programs for our named executives to reward them for sustained financial and operating performance and leadership excellence, to align their interests with those of our shareowners and to encourage them to remain with the company for long and productive careers. Most of our compensation elements simultaneously fulfill one or more of our performance, alignment and retention objectives. These elements consist of salary and annual bonus, equity incentive compensation, and 401(k) matching retirement benefits. In deciding on the type and amount of compensation for each executive, we focus on both current pay and the opportunity for future compensation. We combine the compensation elements for each executive in a manner we believe optimizes the executive's contribution to the company.

DETERMINING COMPENSATION. We rely upon our judgment in making compensation decisions, after reviewing the performance of the company and carefully evaluating an executive's performance during the year against established goals, leadership qualities, operational performance, business responsibilities, career with the company, current compensation arrangements and long-term potential to enhance shareowner value.

The following table sets forth certain information concerning compensation paid or accrued for the fiscal year ended August 2007, 2006 and 2005 by the Company to or for the benefit of the Company's CEO, President, Chief Financial Officer, Vice President, Sales and Marketing, and President of Words+, Inc. - subsidiary (the "named executive officers"). For the fiscal year ended August 2007, No other executive officers of the Company received total annual compensation for the fiscal year ended August 31, 2007, 2006 and 2005 that exceeded $100,000.


                                                    SUMMARY COMPENSATION TABLE

                                                                                                 Change in
                                                                                                  pension
                                                                                                  value and
                                                                                                 nonqualified
                                                                                  Non-equity       deferred    All other
Name and Principal           Fiscal   Salary       Bonus ($)   Stock   Option   incentive plan  compensation     com-      Total
Position                      Year      ($)                    Awards  Awards    compensation    on earnings   pensation)   ($)
                                                                ($)      ($)         ($)            ($)           ($)

        (a)                     (b)       (c)         (d)       (e)     (f)          (g)            (h)          (i)        (j)
Walter S. Woltosz              2007    172,000      146,289        0         0              0            0      $2,293     320,582
    Chief Executive Officer    2006    172,000       49,887        0         0              0            0      $2,580     236,887
                               2005    165,000       19,340        0         0              0            0           -     184,340

Momoko A. Beran                2007    120,000        6,640        0         0              0            0      $4,800     131,440
     Chief Financial Officer   2006    100,000        3,332        0         0              0            0      $4,360     107,692
                               2005    100,000        6,010        0         0              0            0      $4,000     110,010

Ronald F. Creeley              2007    120,000        4,505        0         0              0            0      $4,800     129,305
     Vice President, Sales     2006    100,000        2,472        0         0              0            0      $4,360     106,832
        and Marketing          2005    100,000        4,951        0         0              0            0      $4,000     108,951

Jeffrey A. Dahlen              2007     96,000        1,736        0         0              0            0      $3,840     101,576
    President, Words+, Inc.    2006*       n/a          n/a        0         0              0            0         n/a         n/a
        Subsidiary             2005*       n/a          n/a        0         0              0            0         n/a         n/a

(d)      Amount represents bonus earned during the applicable fiscal year.
(i)      Amount represents Company matching for 401(k) Plan.
*        Annual compensation less than $100,000.

COMPENSATION DISCUSSION AND ANALYSIS

The purpose of the Company's compensation program is to attract and retain talented and dedicated professionals to manage and execute the Company's strategic plans and tactical operations. Although the Company's salaries have been and remain significantly lower than those of similar public companies, management and the board of directors believe that the award of options has fairly rewarded loyal, long-term employees who have contributed to the Company's growth and financial success.

The CEO's compensation is determined by the Compensation Committee as described below under Employment and Other Compensation Agreements. The salaries of all other officers are determined by the CEO and the Compensation Committee together. Option grants are determined by the CEO and CFO with the approval of the board of directors.

The CEO's bonus has been determined form the original underwriting agreement and carried forward in subsequent employment agreements through the end of fiscal year 2007. Beginning on September 1, 2007 (fiscal year 2008), the CEO's employment contract was renewed without an annual bonus, at his request and with the agreement of the Compensation Committee.

Bonuses for all other employees are determined through a calculation of two factors, one for longevity and one for performance, with the greater emphasis on performance. Supervisors provide an evaluation of each employee in four areas: attendance, attitude, productivity, and skill level with respect to the position they occupy. A scoring system is used and bonuses are awarded based on this system and the total budget for bonuses as determined by the CEO and CFO with the approval of the board of directors.

The Company provides 401(k) matching up to 4% of employees' salaries or wages, regardless of their position within the Company.

There are no perquisites or other benefits of any kind for any officer or any other employee or director of the Company.

The following table provides a summary of grants made during fiscal year 2007. No such grants were made to any executive officer or employee.


                                GRANTS OF PLAN-BASED AWARDS DURING FISCAL YEAR 2007
---------------------------------------------------------------------------------------------------------------------------------
                               Estimated future payouts under       Estimated future payouts under       All other    All other
                              non-equity incentive plan awards      equity incentive plan awards           stock       option
                              --------------------------------     ----------------------------------     awards:      awards:
    Name         Grant       Threshold  Target      Maximum          Threshold      Target   Maximum     Number of    Number of
                 Date           ($)       ($)         ($)               ($)          ($)       ($)        shares of   securities
                                                                                                         stock or    underlying
                                                                                                           units       options
                                                                                                           (#)          (#)
     (a)           (b)          (c)       (d)         (e)               (f)          (g)       (h)         (i)          (j)
---------------------------------------------------------------------------------------------------------------------------------
Walter Woltosz    None          N/A       N/A         N/A              N/A            N/A      N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Momoko Beran      None          N/A       N/A         N/A              N/A            N/A      N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Ronald Creeley    None          N/A       N/A         N/A              N/A            N/A      N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Jeffrey Dahlen    None          N/A       N/A         N/A              N/A            N/A      N/A         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------

The following table provides a summary of all outstanding equity awards for named officers at the end of fiscal year 2007.


                           OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END FOR FISCAL 2007
------------------------------------------------------------------------------------------------------------------------------------
                                        Option Awards                                               Stock Awards
------------------------------------------------------------------------------------------------------------------------------------
    Name         Number of     Number of       Equity     Option     Option      Number of      Market       Equity        Equity
                securities    securities     incentive    exercise  expiration   shares or      value of   incentive    incentive
                underlying    underlying        plan       price      date        units or     shares or      plan      plan awards:
                unexercised   options (#)     awards:       ($)                  stock that     units of    awards:     Market or
                options (#)  Unexercisable   Number of                            have not     stock that  Number of    payout value
                Exercisable                  securities                            vested       have not    unearned    of unearned
                                             underlying                             (#)          vested      shares,   shares, units
                                            unexercised                                           ($)       units or     or other
                                              options                                                     other rights  rights that
                                              unearned                                                      that have     have not
                                            options (#)                                                    not vested      vested
                                                                                                               (#)           ($)
       (a)          (b)           (c)           (d)         (e)        (f)          (g)           (h)          (i)           (j)
-----------------------------------------------------------------------------------------------------------------------------------
Walter Woltosz       30,000       -0-           -0-         $1.125  07/20/2011       -0-           -0-         -0-          -0-
-----------------------------------------------------------------------------------------------------------------------------------
Virginia Woltosz     30,000       -0-           -0-         $1.125  07/20/2011       -0-           -0-         -0-          -0-
-----------------------------------------------------------------------------------------------------------------------------------
Momoko Beran         53,000       -0-           -0-        $0.3275  10/30/2008       -0-           -0-         -0-          -0-
                     24,000                                $0.3750  06/16/2009
                    160,000                                $1.5625  11/23/2009
                    160,000                                $0.7500  04/17/2010
                     40,000                                $0.4075  08/09/2010
                     60,000                                $0.4075  12/01/2010
                    140,000                                $0.3500  05/03/2011
                     20,000                                $1.1050  06/22/2015
                     40,000                                $1.1250  07/20/2016
-----------------------------------------------------------------------------------------------------------------------------------
Ronald Creeley      124,000       -0-           -0-        $0.3275  10/30/2008       -0-           -0-         -0-          -0-
                     24,000                                $0.3750  06/16/2009
                    172,000                                $1.5625  11/23/2009
                    160,000                                $0.7500  04/17/2010
                     40,000                                $0.4075  08/09/2010
                     60,000                                $0.4075  12/01/2010
                    140,000                                $0.3500  05/03/2011
                     20,000                                $1.1050  06/22/2015
                     40,000                                $1.1250  07/20/2016
-----------------------------------------------------------------------------------------------------------------------------------
Jeffrey Dahlen      200,000       -0-           -0-        $1.1500  04/16/2014       -0-           -0-         -0-          -0-
                     20,000                                $1.1050  06/22/2015
                     40,000                                $1.1250  07/20/2016

EMPLOYMENT AND OTHER COMPENSATION AGREEMENTS

The Board of Directors renewed its employment agreement with Walter Woltosz commencing September 1, 2007 for two years. The agreement provided for an annual salary of $250,000. Pursuant to such agreement, Mr. Woltosz was entitled to such health insurance and other benefits that are not inconsistent with that which we customarily provide to our other management employees and to reimbursement of customary, ordinary and necessary business expenses incurred in connection with the rendering of services to the Company. The agreement also provides that we may terminate the agreement without cause upon 30 days written notice, and that our only obligation to Mr. Woltosz would be for a payment equal to the greater of (i) 12 months of salary or (ii) the remainder of the term of the employment agreement from the date of notice of termination. Further, the agreement provides that we may terminate the agreement for cause (as defined) and that our only obligation to Mr. Woltosz would be limited to the payment of Mr. Woltosz' salary and benefits through and until the effective date of any such termination.


As part of the agreement with the original underwriter and as partial compensation for the sale of Words+ to Simulations Plus in 1996, commencing with our fiscal year ending 1997 and for each fiscal year thereafter, Walter and Virginia Woltosz are entitled to receive bonuses not to exceed $150,000 and $60,000, respectively, equal to 5% of our net annual income before taxes. However, under the new agreement effective as of September 1, 2007, at his request, Walter Woltosz will receive no bonus. The bonus to Virginia Woltosz remains the same. The net income before tax for FY07 was $2,825,787, thus we accrued bonuses in the total amount of $201,289: $141,289 for Walter Woltosz and $60,000 for Virginia Woltosz. These bonuses are due and payable within 10 days after the filing of the annual report, and were paid on November 30, 2007 accordingly.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of November 9, 2007 by (i) each person who is known to own beneficially more than 5% of the outstanding shares of our Common Stock, (ii) each of our directors and executive officers, and (iii) all directors and executive officers of the Company as a group:

(The numbers in the following table reflect the 2-for-1 split on October 1,
2007)

                                         AMOUNT AND NATURE OF         PERCENT
BENEFICIAL OWNER (1)(2)                  BENEFICIAL OWNERSHIP        OF CLASS
-----------------------                  --------------------        --------

Walter S. and Virginia E. Woltosz (3)               7,431,900          41.71%
Momoko Beran (4)                                      806,200           4.53%
Ronald F. Creeley (5)                                 798,000           4.48%
Jeffrey A. Dahlen (6)                                 260,000           1.46%
Dr. David Z. D'Argenio (7)                             24,012               *
Dr. Richard R. Weiss (8)                               24,012               *

All directors and officers as a group               9,344,124          52.45%

*       Less than 1%

(1) Such persons have sole voting and investment power with respect to all Shares of Common Stock shown as being beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to this table.

(2) The address of each director and executive officer named is c/o the Company, 42505 Tenth Street West, Lancaster, California 93534.

(3) Own an aggregate of 7,371,900 plus 30,000 shares of common stock underlying an option exercisable within the next 60 days of the date of this Annual Report.

(4) Owns 109,200 shares of common stock acquired from the exercise of options granted under the 1996 Stock Option plan, plus 697,000 shares of common stock underlying an option exercisable within the next 60 days of the date of this Annual Report.

(5) Owns 18,000 shares of common stock, plus 780,000 shares of common stock underlying an option exercisable within the next 60 days of the date of this Annual Report.


(6) Owns 60,0000 shares of common stock, plus 200,000 shares of common stock underlying an option exercisable within the next 60 days of the date of this Annual Report.


(7) Owns 4,000 shares of common stock, plus 20,012 shares of common stock underlying an option exercisable within the next 60 days of the date of this Annual Report. Does not include stock options for 3,200 shares, which are not exercisable within the next 60 days of the date of this Annual Report.

(8) Owns 4,000 shares of common stock, plus 20,012 shares of common stock underlying an option exercisable within the next 60 days of the date of this Annual Report. Does not include stock options for 3,200 shares, which are not exercisable within the next 60 days of the date of this Annual Report.

COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers and beneficial holders of more than 10% of the Company's Common Stock to file with the Commission initial reports of ownership and reports of changes in ownership of the Company's equity securities.

Richard R. Weiss was late in filing one report on Form 4 to report a grant of stock options, and Ronald F. Creeley was late in filing one report on Form 4 to report an exercise of stock options.

OPTION GRANTS/EXERCISES IN FY07

Option Grants
-------------
There were no option grants to the Named Executive Officers during the year ended August 31, 2007.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option Values
--------------------------------------------------------------------------------
The following table discloses certain information regarding the options held at August 31, 2007 by the Chief Executive Officer and each other named executive officer.

------------------------------- ------------ ------------- -------------------------------- -----------------------------
                                                             Number of Options at August     Value of Options at August
                                  Shares                              31, 2007                      31, 2007 (1)
                                 Acquired       Value        ---------------------------     --------------------------
                                on Exercise  Realized (2)    Exercisable   Unexercisable     Exercisable  Unexercisable
------------------------------- ------------ ------------- ------------------ ------------- --------------- -------------
Walter S. Woltosz                         -             -             15,000             -       $163,125*        $0.00*
------------------------------- ------------ ------------- ------------------ ------------- --------------- -------------
Virginia E. Woltosz                       -             -             15,000             -       $163,125*        $0.00*
------------------------------- ------------ ------------- ------------------ ------------- --------------- -------------
Momoko Beran                         70,900      $756,197            419,400             -      $4,259,268         $0.00
------------------------------- ------------ ------------- ------------------ ------------- --------------- -------------
Ronald F. Creeley                    22,000      $176,400            412,000             -      $4,783,290         $0.00
------------------------------- ------------ ------------- ------------------ ------------- --------------- -------------
Dr. David Z. D'Argenio                    -             -             10,006         3,200        $106,967       $13,380
------------------------------- ------------ ------------- ------------------ ------------- --------------- -------------
Dr. Richard R. Weiss                      -             -             10,006         3,200        $106,967       $13,380
------------------------------- ------------ ------------- ------------------ ------------- --------------- -------------
Jeffrey Dahlen                            -             -            130,000             -      $1,438,400         $0.00
------------------------------- ------------ ------------- ------------------ ------------- --------------- -------------

(1) Based on a per share price of $13.35 at August 31, 2007 less applicable option exercise prices.
(2) The value realized represents the difference between the aggregate closing price of the shares on the date of exercise less the aggregate exercise price paid.
*        Granted at $2.48, 110% of market price of the issue date

OPTION PLANS

As of September 30, 2006, the un-issued portion of the 1996 Stock Option Plan is cancelled by its Terms.

In February 2007, the Board of Directors adopted and the shareholders approved the 2007 Stock Option Plan (the "2007 Option Plan") under which a total of 500,000 shares of common stock had been reserved for issuance.

COMPANY CODE OF ETHICS

Our Code of Ethics is posted on our web site: www.simulations-plus.com.

BOARD COMMITTEES AND MEETINGS

The Board of Directors has an Audit Committee and a Compensation Committee.

Audit Committee
---------------

The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including selecting our independent auditors, the scope of the annual audits, fees to be paid to the auditors, the performance of our independent auditors and our accounting practices. This committee is responsible for selecting the Company's independent auditors, reviewing the Company's internal audit procedures, reviewing quarterly and annual financial statements independently and with the Company's independent auditors, reviewing the results of the annual audit and implementing and monitoring the Company's cash investment policy. In addition, this committee assists the Board in its oversight of corporate accounting and internal controls, reporting practices and the quality and integrity of the financial reports of the Company. The Audit Committee met two times during fiscal 2007.


Compensation Committee
----------------------

The Compensation Committee reviews and approves the compensation and benefits of our key executive officers, administers our employee benefit plans and makes recommendations to the Board of Directors regarding such matters. Dr. Richard R. Weiss, Dr. David Z. D'Argenio, and Mr. H. Wayne Rosenberger are members of the Compensation Committee. The Compensation Committee met once during fiscal 2007.

DIRECTOR COMPENSATION

At the Board of Directors' meeting held on July 19, 2006, the stipend for the outside directors increased to $5,000 per year which is the first increase since the Company is incorporated. The payment for each meeting was increased to $1,000 at the Board meeting held on May 10, 2007. In addition, stock options which each outside director receives annually were increased to 2,000 shares (4,000 shares after adjusting for the 2-for-1 split on October 2, 2007) at the fair market value of the shares on the date of grant.

PROPOSAL 2: TO RATIFY THE SELECTION OF ROSE, SNYDER AND JACOBS CPA's AS THE COMPANY'S INDEPENDENT ACCOUNTANTS

The Board has selected Rose, Snyder and Jacobs CPA's as its independent registered accounting firm for the Company for fiscal year 2008. A resolution is being submitted to shareholders at the meeting for ratification of such selection and the accompanying proxy will be voted for such ratification, unless instructions to the contrary are indicated therein. Although ratification by shareholders is not a legal prerequisite to the Board's selection of Rose, Snyder and Jacobs as the Company's independent registered accounting firm, the Company believes such ratification to be appropriate. If the shareholders do not ratify the selection of Rose, Snyder and Jacobs, the selection of our independent registered accounting firm will be reconsidered by the Board; however, the Board may select Rose, Snyder and Jacobs, notwithstanding the failure of the shareholders to ratify its selection.


AUDIT FEES

The Company incurred the following fees to Rose, Snyder & Jacobs, CPAs for services rendered during the fiscal year ended August 31, 2007:

         Fee Category                   FY06 Fees     FY05 Fees
         ----------------               ---------     ---------

          Audit fees                     $60,295      $55,803
          Audit-related fees                  --           --
          Tax fees                         8,000       13,467
          All other fees                   1,120           --
                                         -------      -------
                         Total fees      $69,415      $69,270
                                         -------      -------

         AUDIT FEES - Consists of fees incurred for professional services rendered for the audit of Simulations Plus, Inc.'s consolidated financial statements and for reviews of the interim consolidated financial statements included in our quarterly reports on Form 10-QSB and consents for filings with the SEC.

         AUDIT-RELATED FEES - Consists of fees billed for professional services that are reasonably related to the performance of the audit or review of Simulations Plus, Inc.'s consolidated financial statements, but are not reported under "Audit fees."

         TAX FEES - Consists of fees billed for professional services relating to tax compliance, tax reporting, and tax advice.

         ALL OTHER FEES - Consists of fees billed for all other services.

The appointment of auditors is approved annually by the Board.

VOTE REQUIRED

Approval of Proposal 2 requires the affirmative vote of a majority of the shares of Common Stock present and voting at a meeting if a quorum is present. Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR approval of Proposal 2.

PROPOSAL 3: TO AMEND AND RESTATE THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 20,000,000 SHARES TO 50,000,000 SHARES

The number of shares of the Company's common stock authorized has been 20,000,000 since the date of incorporation. As a result of our two stock splits, the total of the number of shares issued, and the number of potential shares that could be issued underlying stock options (both issued and potentially issued under the 2007 Stock Option Plan), is now about 19,000,000. Authorizing additional shares will provide a cushion to allow for such events as additional stock splits, shares issued as acquisitions, and future stock option plans.



DISCUSSION OF ANTI-TAKEOVER EFFECTS OF INCREASED NUMBER OF AUTHORIZED SHARES:

The proposed increase in the number of authorized shares of the Company's common stock has been made by the board of directors because the current number of outstanding shares plus those underlying unexercised stock options is approaching the current limit of 20,000,000 shares. The original authorization of 20,000,000 shares has sufficed for over 11 years, through two stock splits as well as all options issued during that time. The board of directors has determined that future needs may require additional shares to be issued for any of the following events: acquisitions, mergers, stock options, or stock dividends.

At this time, there are no specific plans for any of these to occur; however, because the annual shareholders' meeting is imminent, and because more than one year will transpire before the next annual meeting, this is an opportune time to vote on increasing the number of authorized shares in order to be prepared for any contingency. The number of shares proposed was selected to provide an adequate number for the foreseeable future to avoid the need for repeated votes. Neither management nor the board of directors have any knowledge of any specific effort to accumulate the Company's securities or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise. The proposal to increase the number of authorized shares is not part of any plan to adopt any anti-takeover measures and neither the board of directors nor management presently intend to propose any anti-takeover measures in future proxy solicitations.

The Company currently has authorized 10,000,000 shares of preferred stock, none of which has been issued. Issuance of these shares or of shares included in the proposed increase of common shares to one or more cooperative investors could be used by the board of directors as an anti-takeover measure. Such an action may be beneficial to management in a hostile tender offer and may have an adverse impact on shareholders who may want to participate in such a tender offer. Such an action could also have a favorable impact for current shareholders by preventing a hostile takeover that might adversely affect their interests.

Cumulative voting for directors is provided under the Company's bylaws.

PLANS, PROPOSALS OR ARRANGEMENTS FOR THE ISSUANCE OF SHARES FROM THE INCREASE IN AUTHORIZED SHARES OF COMMON STOCK:

There are no plans, proposals or arrangements for issuance of shares from the increase in authorized shares of common stock. The board of directors believes that increasing the number of authorized shares at this time takes advantage of the timing of the annual shareholders' meeting, and that the increase in the number of authorized shares should be such that it will cover the needs of the Company for the foreseeable future.



VOTE REQUIRED

Approval of Proposal 3 requires the affirmative vote of a majority of the shares of Common Stock present and voting at a meeting if a quorum is present. Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR approval of Proposal 3.

OTHER MATTERS

The Board of Directors of the Company knows of no other matters to be presented at the Annual Meeting other than those described above. However, if any other matters properly come before the meeting, it is intended that any shares voted by proxy will be voted in the discretion of the Board of Directors.

By Order of the Board of Directors

/s/ Virginia E. Woltosz
-----------------------
Virginia E. Woltosz
Secretary
Dated: December 20, 2007

Appendix 1: Audit Committee Charter

ORGANIZATION:

The audit committee shall be composed of directors, the majority of whom are independent of the management of the corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member.

STATEMENT OF POLICY:

The audit committee shall provide assistance to the corporate management in fulfilling their responsibility to the shareholders, potential shareholders, and investment community on matters relating to corporate finances. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent registered accounting firm ("independent auditors"), and the financial management of the corporation.

RESPONSIBILITIES:

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of high quality.

In carrying out these responsibilities, the audit committee will:

o Review and recommend to the management the independent auditors to be selected to audit the financial statements of the corporation and its subsidiaries.

o Review with the independent auditors, the company's management, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy.

o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

o Provide sufficient opportunity for independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

Appendix 2: Form of Proxy Card

                         APPENDIX 2: FORM OF PROXY CARD

Exhibit to Proxy Statement for the 2007 Annual Meeting of Shareholders Simulations Plus, Inc.

Proxy

Solicited by the Board of Directors of Simulations Plus, Inc. -- Annual Meeting of Shareholders -- February 29, 2008

The undersigned hereby appoints Walter S. Woltosz and Momoko Beran, or either of them, attorneys and proxies for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to represent and vote, as designated below, all shares of stock of Simulations Plus, Inc., a California Corporation, held of record by the undersigned on December 20, 2007, at the Annual Meeting of the Shareholders to be held at 42505 10th Street West, Lancaster, California at 2:00 p.m. Pacific Standard Time on February 29, or at any adjournment or postponement of such meeting, in accordance with and as described in the Notice of Annual Meeting of Shareholders and Proxy Statement. If no direction is given, this proxy will be voted FOR Proposals 1, 2, and 3 and in the discretion of the proxy as to such other matters as may properly come before the meeting.

[X] Please mark the votes as in this example.

The Board of Directors recommends a vote for Proposals 1, 2, and 3.

1.   Election of Directors

Nominees: Walter S. Woltosz, Virginia E. Woltosz, Dr. David Z. D'Argenio, Dr. Richard R. Weiss, and H. Wayne Rosenberger

                  FOR [ ]           WITHHELD [ ]

                 FOR all nominees except as stated on line above

2    Ratification of Selection of Rose, Snyder and Jacobs CPA's as Auditors
                  FOR [ ]           AGAINST [ ]      ABSTAIN [ ]

3    To amend and restate the Company's certificate of incorporation to increase the number of authorized shares of common stock from 20,000,000 shares to 50,000,000 shares.
                  FOR [ ]           AGAINST [ ]      ABSTAIN [ ]


The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies all that the proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

Please sign exactly as your name appears on the address label affixed hereto. If acting as attorney, executor, trustee or in other representative capacity, sign name and title.

         Date:____________________

         Signature:_______________

         Signature if held jointly:________________________